--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                             Financial Services Fund
--------------------------------------------------------------------------------
                                December 31, 1998
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================

Financial Services Fund

     * Stocks enjoyed another powerful year, but financial stocks fell behind after keeping pace during the first half.

     * The fund returned -3.25% and 11.55% for the 6- and 12-month periods ended December 31, 1998, respectively, ahead of its Lipper benchmark but behind the S&P 500.

     * Several bank stocks were portfolio standouts, but BankAmerica and Citigroup disappointed because of trading and loan losses.

     * We continued to emphasize core holdings and established several new positions, including General Re and Allstate.

     * While we expect the economy to slow, we believe we can enhance returns through financial companies with the ability to increase earnings growth in any economic environment.

FELLOW SHAREHOLDERS

Despite its extreme volatility, the U.S. stock market generated strong gains again in 1998. While financial stocks kept pace with the overall market during the first half of the year, concerns over slowing global economic growth, emerging markets losses, and bond market illiquidity took a toll on financial stock performance during the second half.

================================================================================

    Performance Comparison
    ----------------------

    Periods Ended 12/31/98       6 Months        12 Months
    ----------------------       --------        ---------

    Financial Services Fund       -3.25%          11.55%

    S&P 500                        9.22           28.57

    Lipper Financial Services
    Funds Average                 -4.90            6.92

================================================================================

     In this challenging environment, your fund provided a negative return over the past six months but respectable results for the full year. For both periods, fund performance trailed that of the unmanaged Standard & Poor's 500 Stock Index and surpassed the Lipper average for similar funds. The S&P 500 benefited from continuing favorable investor sentiment toward large-capitalization growth stocks and from powerful performance from a surprisingly narrow group of stocks that accounted for much of the return. As mentioned, financial stocks fell out of favor during the second half of the year, which made it virtually impossible for funds like ours to keep up with the broad market.

MARKET ENVIRONMENT

     The Russian government's debt default during the summer prompted investors to flee emerging markets worldwide. While market participants were questioning whether economic problems in Russia and other Asian countries would spread to Brazil, investors were also becoming increasingly concerned about Japan's fragile banking system and political turmoil here in the United States. In response to these uncertainties, investors shunned risky instruments of all types and sought the safety of U.S. Treasury securities.

================================================================================
Preparing For The Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH  TRANSITION  PLANNED

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (WWW.TROWEPRICE.COM).
================================================================================

     The resulting increase in credit spreads (yield premiums that investors demand for owning riskier bonds) and bond market illiquidity caused trading losses for many financial institutions. While U.S.-based banks and brokerage firms had sufficient earnings, capital, and reserves to absorb those losses, leveraged hedge funds did not. In order to avert the market disruption that would have accompanied the failure of hedge fund Long-Term Capital Management, 14 international banks and brokerage firms, including three of your fund's holdings, were compelled to make an emergency capital infusion totaling $3.5 billion.

     Responding to signs of slowing U.S. economic growth, sharp equity and corporate bond market declines, and the inability of some businesses to obtain credit, the Federal Reserve began lowering interest rates in late September. The second rate cut, which came in October, sparked a U.S. equity market recovery that was nothing short of spectacular. Low inflation, falling interest rates, and mutual fund inflows helped support the rally.

     Although the broad stock market has recovered, economic difficulties in emerging markets have dampened growth prospects for many U.S. firms. Demand for U.S. exports has fallen, commodity prices are at 30-year lows in constant dollars, and the U.S. manufacturing sector is contracting. While the ultimate severity and effect of emerging markets' difficulties should not be underestimated, the financial strength and competitive position of U.S.
companies should allow them to successfully cope with, or adapt to, the challenging environment. The management of Exxon and Mobil did just that by merging to create the world's largest integrated oil company in the face of historically low crude prices.

     In spite of the market turmoil, the factors driving the earnings of financial services companies remain intact. Commercial credit quality is stable while some areas of consumer credit quality are improving. U.S. financial companies are participating in a dramatic consolidation, which should enhance efficiency and provide sufficient scale to support investments in technology and products. Financial company fundamentals could actually benefit from 1998's turmoil as managements identify inadequacies in their risk management systems and refocus on expense management. Additionally, a number of aggressive specialty lenders either scaled back or failed, which should serve to rationalize competition.

PORTFOLIO REVIEW

     After three consecutive years of outperforming the broader market, financial stocks lagged in 1998 despite falling interest rates. Your fund's performance versus the S&P 500 can be attributed to a number of fundamental issues. These include emerging markets lending and trading losses, difficulties involving the integration of merging companies, the impact of lower interest rates and a flat yield curve on portfolio yields, and the possibility of a less robust U.S. economy.

     [edgar  description:   insert  Sector  Diversification  pie  chart  showing
Insurance 25%, Bank and Trust 42%, Specialty Financial Services 27%, Miscellaneous Business Services 2%, Conglomerates 1%, Electrical Equipment 1%, and Reserves 2%]

     As is often the case in choppy markets, performance within sectors was not uniform. Financial services companies with consistent earnings growth and a lower risk profile were rewarded, while companies with emerging markets or capital markets exposure were viewed less favorably regardless of whether their main business was in banking, brokerage, or insurance. Bank of New York, State Street, and TeleBanc Financial were standouts among your fund's bank holdings. Bank of New York combined strong top-line growth from its securities processing businesses with expense and capital discipline to produce industry-leading returns. State Street continued to focus on fee-oriented businesses such as custody and asset management, both of which benefited from strong mutual fund flows and market appreciation. TeleBanc Financial generated considerable growth through its Internet delivery strategy. The market was particularly pleased with the announcement of TeleBanc's alliance with Internet search engine Yahoo!. Predominantly domestic super-regional banks such as First Union and Wells Fargo delivered steady performance, and investors also rewarded Chase Manhattan's careful management of expenses and capital, notwithstanding the company's market-sensitive business mix and substantial exposure to Asia and Latin America.

     However, performance within the banking sector was uneven. BankA merica, the fund's largest position, suffered significant losses asa result of an unsecured lending relationship with hedge fund D.E. Shaw, as well as overseas trading losses. Investors also began to question whether BankAmerica's management will be able to successfully integrate NationsBank and the old Bank of America in light of the resignation of former BofA CEO David Coulter. We believe they will. Citigroup, another large position, suffered from similar issues as the magnitude of the company's proprietary trading losses stunned investors, and clashes between executives from Salomon Smith Barney and Citibank led to the resignation of Citigroup President Jamie Dimon. While Dimon is a talented manager, we have met with his successors and believe Citigroup is well positioned.

     Record mortgage refinancing, stellar credit quality, and attractive investment opportunities drove results at Freddie Mac and Fannie Mae. Underlying credit and earnings trends were also favorable for high-quality consumer lenders. In particular, a deceleration in personal bankruptcies and record low unemployment combined to improve loss rates on several credit card portfolios, especially at Capi tal One Financial, which is now experiencing record account growth and profitability. Associates First Capital, which finances both consumers and businesses, has a stellar long-term growth record and superb financial strength. The company's stock performed well as management augmented solid internal receivables growth with several portfolio acquisitions that should boost earnings growth next year. Unfortunately, other smaller, less-capitalized nonbank lenders didn't fare as well. Despite maintaining reasonable credit quality, consumer and specialty lenders Newcourt Credit Group, IndyMac Mortgage Holdings, and Delta Financial were damaged by an inability to obtain funding at attractive rates when the market for asset-backed securities crashed in September.

     While all companies in the brokerage and investment management industries were bruised by the market turmoil, some healed more quickly. Morgan Stanley Dean Witter's diversified business mix and strong balance sheet weathered the storm surprisingly well, setting the stage for a rapid recovery. However, poor investment performance and escalating information technology expenses continue to plague Franklin Resources. Given the firm's strong brands and recently announced cost-saving initiatives, we expect Franklin to overcome these problems in time.

     Among insurance holdings, your fund benefited from consolidation although fundamental trends remained mixed. U.K.-based insurance broker Willis-Corroon was acquired by buyout firm Kohlberg, Kravis & Roberts. Provident, the country's largest provider of individual disability insurance, is merging with UNUM, which specializes in group disability. The new company, to be called UNUMProvident, will have dominant positions in all areas of the under-penetrated disability insurance market. This combination affords the opportunity to eliminate staff and expand global distribution. Commercial property and casualty companies such as Travelers Property Casualty continued to suffer from pricing pressures as a result of intense competition and industry overcapacity. While Travelers Property Casualty's management is focused on growing personal lines businesses and increasing efficiency, the stock has languished.

STRATEGY

     Our investment strategy remains the same: we focus on maintaining core holdings as long as the fundamentals are strong and the valuations reasonable. Consequently, much of the cash flow the fund received was invested in existing holdings. Additions to Associates First Capital, First Union, The CIT Group, and Chase Manhattan were significant enough to be among our 10 largest purchases during the past six months.

     However, we did take advantage of the opportunity presented by the market's indiscriminate sell-off to establish new positions. Several of these, including Bank of New York, State Street, and TeleBanc Financial, were made at what proved to be very attractive prices and, as a result, have already been discussed as major contributors during the six-month period. Other new purchases include General Re and Allstate. We bought General Re after the announcement that the company was to be acquired by Berkshire Hathaway. We believe the resulting company will differentiate itself through its capacity to take on unique underwriting risks. Allstate is a leading personal lines insurer that has recently suffered from lackluster premium growth but has a new CEO committed to improving top-line growth and aggressively managing expenses and capital.

OUTLOOK

     Stock prices continue to look expensive by all conventional measures, particularly when the outlook for slower growth in corporate earnings is considered. This makes us cautious, as do the market's record-breaking four-year gains. In addition, economic problems in neighboring Latin America could prove harmful to the domestic economy and, consequently, to the financial services sector.

     However, we realize that the outlook for the general investment environment, future company earnings, and above all careful selection of stocks drive sound investing. Despite our caution, we believe the outlook for financial services stocks and your fund is still favorable for several reasons:

     * Despite concerns about an economic slowdown and possible deflation, data show that the economy continues to grow at a robust pace. Low inflation and declining interest rates are accompanying record low unemployment. This is a powerful combination that has rarely occurred before.

     * Earnings growth is still strong at many high-quality financial companies, and the share price valuations of financial companies are attractive relative to the market.

     * Top-notch entrepreneurial management and sound business models characterize fund holdings. Through careful containment of costs and proper incentives, these companies have improved both their ability to compete and the durability and predictability of earnings.

     * Many holdings generate significant free cash flow, which management is likely to use to repurchase shares or make acquisitions that can enhance stock performance over time. This could be particularly advantageous if a serious stock market correction results in lower share prices for these companies or for potential acquisitions.

     While the stock market will not always go up, we believe we can enhance returns and reduce risk over time by investing in financial companies that can increase earnings growth regardless of the economic or interest rate environment. As always, we try to buy these companies at reasonable stock valuations.

We appreciate your continued confidence and support.

Respectfully submitted,

/s/

Larry J. Puglia
President and Chairman of the Investment Advisory Committee
January 22, 1999

================================================================================

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Portfolio Highlights
TWENTY-FIVE LARGEST HOLDINGS
                                               Percent of
                                               Net Assets
                                                 12/31/98
---------------------------------------------------------
 BankAmerica                                       5.3%
---------------------------------------------------------
 Citigroup                                         4.2
---------------------------------------------------------
 First Union                                       4.1
---------------------------------------------------------
 Wells Fargo                                       4.0
---------------------------------------------------------
 EXEL                                              3.9
---------------------------------------------------------
 Bank of New York                                  3.8
---------------------------------------------------------
 Freddie Mac                                       3.7
---------------------------------------------------------
 Chase Manhattan                                   3.6
---------------------------------------------------------
 Associates First Capital                          3.4
---------------------------------------------------------
 Fannie Mae                                        3.0
---------------------------------------------------------
 Bank One                                          3.0
---------------------------------------------------------
 ACE Limited                                       2.8
---------------------------------------------------------
 Mellon Bank                                       2.8
---------------------------------------------------------
 The CIT Group                                     2.7
---------------------------------------------------------
 Morgan Stanley Dean Witter                        2.4
---------------------------------------------------------
 PartnerRe Holdings                                2.3
---------------------------------------------------------
 UNUM                                              2.1
---------------------------------------------------------
 American General                                  2.1
---------------------------------------------------------
 Fairfax Financial                                 2.1
---------------------------------------------------------
 American Express                                  2.0
---------------------------------------------------------
 U.S. Bancorp                                      1.9
---------------------------------------------------------
 Mutual Risk Management                            1.9
---------------------------------------------------------
 State Street                                      1.9
---------------------------------------------------------
 Washington Mutual                                 1.8
---------------------------------------------------------
 American International Group                      1.7
---------------------------------------------------------
 Total                                            72.5%
================================================================================

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Portfolio Highlights

            CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/98
================================================================================

Ten Best Contributors
---------------------

Freddie Mac                            18 cents
Bank of New York *                     14
Willis-Corroon **                      10
Fannie Mae                              9
State Street *                          8
TeleBanc Financial *                    8
Associates First Capital                8
Wells Fargo                             5
First Union                             4
Provident                               3

Total                                  87 cents


Ten Worst Contributors
----------------------

Citigroup                             -20 cents
BankAmerica                            19
BankBoston                             14
Newcourt Credit Group **               11
IndyMac Mortgage Holdings **            9
Franklin Resources                      7
Delta Financial **                      7
Travelers Property Casualty             7
SLM Holdings **                         7
U.S. Bancorp                            6

Total                                -107 cents

12 Months Ended 12/31/98
================================================================================

Ten Best Contributors
---------------------

Freddie Mac                            20 cents
Bank of New York *                     14
Mid Ocean Limited ***                  12
Capital One Financial *                12
Fannie Mae                             11
Willis-Corroon **                      10
Chase Manhattan                         9
American General                        9
First Union                             9
State Street *                          8

Total                                 114 cents


Ten Worst Contributors
----------------------

PennCorp Financial Group **           -10 cents
IndyMac Mortgage Holdings **           10
Travelers Property Casualty             8
UICI **                                 7
Citigroup                               7
BankBoston                              7
Franklin Resources                      5
Newcourt Credit Group **                5
AMRESCO**                               3
H.F. Ahmanson ***                       3

Total                                 -65 cents

          *    Position added
          **   Position eliminated
          ***  Acquired by another company

================================================================================

T. Rowe Price Financial Services Fund

Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Financial Services Fund SEC Chart shown here]


Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                           Since       Inception
Periods Ended 12/31/98                     1 Year      Inception            Date
----------------------                     ------      ---------            ----

Financial Services Fund                   11.55%          29.48%         9/30/96

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
For a share outstanding throughout each period
Financial Highlights
--------------------
                                           Year                      9/30/96
                                          Ended                      Through
                                       12/31/98      12/31/97       12/31/96
                                       --------      --------       --------
NET ASSET VALUE
Beginning of period                     $15.56        $11.31           $10.00
Investment activities
      Net investment income               0.16          0.10*            0.04*
      Net realized and
      unrealized gain (loss)              1.60          4.58             1.30
      Total from
      investment activities               1.76          4.68             1.34
Distributions
      Net investment income              (0.16)        (0.10)           (0.03)
      Net realized gain                  (0.34)        (0.33)               -
      Total distributions                (0.50)        (0.43)           (0.03)

NET ASSET VALUE
End of period                           $16.82        $15.56           $11.31
Ratios/Supplemental Data
Total return +                          11.55%        41.44%*          13.40%*
Ratio of expenses to
average net assets                       1.19%         1.25%*           1.25%*++
Ratio of net investment
income to average
net assets                               0.94%         1.15%*           1.71%*++
Portfolio turnover rate                  46.8%         46.0%             5.6%++
Net assets, end of period
(in thousands)                    $   224,277     $  177,335        $  30,047
--------------------------------------------------------------------------------
+ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/98.
++   Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998

Statement of Net Assets

                                                   Shares       Value
--------------------------------------------------------------------------------
                                                      In thousands
     Common Stocks  98.0%

=====FINANCIAL==92.8%==========================================================

     Bank and Trust  40.9%
     Bank of New York                              210,000    $ 8,452
-------------------------------------------------------------------------------
     Bank One                                      130,152      6,646
-------------------------------------------------------------------------------
     BankAmerica                                   196,791     11,832
-------------------------------------------------------------------------------
     BankBoston                                     95,000      3,699
-------------------------------------------------------------------------------
     Chase Manhattan                               120,000      8,167
-------------------------------------------------------------------------------
     Citigroup                                     190,724      9,441
-------------------------------------------------------------------------------
     First International Bancorp                    74,000        641
-------------------------------------------------------------------------------
     First Union                                   150,000      9,122
-------------------------------------------------------------------------------
     Fleet Financial Group                          81,000      3,620
-------------------------------------------------------------------------------
     Mellon Bank                                    90,000      6,187
-------------------------------------------------------------------------------
     National City                                  36,000      2,610
-------------------------------------------------------------------------------
     State Street                                   60,000      4,174
-------------------------------------------------------------------------------
     U.S. Bancorp                                  122,000      4,331
-------------------------------------------------------------------------------
     Washington Mutual                             102,960      3,932
-------------------------------------------------------------------------------
     Wells Fargo                                   223,000      8,906
-------------------------------------------------------------------------------
                                                               91,760
-------------------------------------------------------------------------------

     Insurance  26.7%
     ACE Limited                                   185,000      6,371
-------------------------------------------------------------------------------
     Allstate                                       50,000      1,931
-------------------------------------------------------------------------------
     American General                               60,000      4,680
-------------------------------------------------------------------------------
     American International Group                   38,500      3,720
-------------------------------------------------------------------------------
     CMAC Investment                                15,000        689
-------------------------------------------------------------------------------
     Erie Indemnity                                 32,800      1,025
-------------------------------------------------------------------------------
     EXEL (Class A)                                115,290      8,647
-------------------------------------------------------------------------------
     Fairfax Financial (CAD) *                       7,300      2,579
-------------------------------------------------------------------------------
     Fairfax Financial, Rights (144a) (CAD) *        6,100      2,047
-------------------------------------------------------------------------------
     Harleysville Group                             30,520        783
-------------------------------------------------------------------------------
     Hartford Financial Services Group              56,000      3,073
-------------------------------------------------------------------------------
     Horace Mann Educators                          45,000      1,283
-------------------------------------------------------------------------------
     Mercury General                                15,000        657
-------------------------------------------------------------------------------
     Nationwide Financial Services (Class A)        45,000      2,326
-------------------------------------------------------------------------------
     PartnerRe Holdings                            114,000      5,215
-------------------------------------------------------------------------------
     Protective Life                                82,000      3,265
-------------------------------------------------------------------------------
     Provident                                      66,000      2,739
-------------------------------------------------------------------------------
     Torchmark                                      40,000$     1,413
-------------------------------------------------------------------------------
     Travelers Property Casualty (Class A)          86,000      2,666
-------------------------------------------------------------------------------
     UNUM                                           80,400      4,693
-------------------------------------------------------------------------------
                                                               59,802
-------------------------------------------------------------------------------

     Financial Services  25.2%
     Affiliated Managers Group *                    52,000      1,554
-------------------------------------------------------------------------------
     American Express                               43,000      4,397
-------------------------------------------------------------------------------
     AMVESCAP ADR                                   34,000      1,309
-------------------------------------------------------------------------------
     Associates First Capital (Class A)            180,000      7,628
-------------------------------------------------------------------------------
     Capital One Financial                          29,000      3,335
-------------------------------------------------------------------------------
     Fannie Mae                                     90,500      6,697
-------------------------------------------------------------------------------
     Financial Federal *                            54,000      1,337
-------------------------------------------------------------------------------
     FINOVA Group                                   67,000      3,614
-------------------------------------------------------------------------------
     Franklin Resources                             55,000      1,760
-------------------------------------------------------------------------------
     Freddie Mac                                   129,000      8,312
-------------------------------------------------------------------------------
     Household International                        26,500      1,050
-------------------------------------------------------------------------------
     Morgan Stanley Dean Witter                     77,000      5,467
-------------------------------------------------------------------------------
     TeleBanc Financial *                           50,200      1,716
-------------------------------------------------------------------------------
     The CIT Group (Class A)                       187,000      5,949
-------------------------------------------------------------------------------
     Waddell & Reed Financial (Class A)             72,076      1,707
-------------------------------------------------------------------------------
     Waddell & Reed Financial (Class B) *           29,996        697
-------------------------------------------------------------------------------
                                                               56,529
-------------------------------------------------------------------------------
     Total Financial                                          208,091
-------------------------------------------------------------------------------

=====CAPITAL=EQUIPMENT==1.0%===================================================

     Electrical Equipment  1.0%
     GE                                             21,000      2,143
-------------------------------------------------------------------------------
     Total Capital Equipment                                    2,143

BUSINESS=SERVICES=AND
TRANSPORTATION==2.1%

     Miscellaneous Business Services  2.1%
     Checkfree Holdings *                           25,000        583
-------------------------------------------------------------------------------
     Mutual Risk Management                        108,300      4,237
-------------------------------------------------------------------------------
     Total Business Services and Transportation                 4,820

=====MISCELLANEOUS==2.1%=======================================================

     Berkshire Hathaway (Class A) *                     39$     2,730
-------------------------------------------------------------------------------
     Berkshire Hathaway (Class B) *                     13         30
-------------------------------------------------------------------------------
     Other Miscellaneous Common Stocks                          2,001
-------------------------------------------------------------------------------
     Total Miscellaneous                                        4,761
-------------------------------------------------------------------------------
     Total Common Stocks (Cost  $181,631)                     219,815
=====Short-Term=Investments==1.9%==============================================
     Money Market Funds  1.9%
     Reserve Investment Fund, 5.42% #            4,207,729      4,208
Total Short-Term Investments (Cost $4,208)                                4,208
=Total=Investments=in=Securities===============================================
 99.9% of Net Assets (Cost $185,839)                                 $  224,023
 Other Assets Less Liabilities                                              254
 NET ASSETS                                                          $  224,277
===============================================================================
 Net Assets Consist of:
 Accumulated net realized gain/loss - net of distributions          $    (1,063)
 Net unrealized gain (loss)                                              38,184
 Paid-in-capital applicable to 13,334,431 shares of $0.0001 par
 value capital stock outstanding; 1,000,000,000 shares authorized       187,156
-------------------------------------------------------------------------------
 NET ASSETS                                                          $  224,277
 NET ASSET VALUE PER SHARE                                           $    16.82
===============================================================================
     #    Seven-day yield
     *    Non-income producing
     144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to .91% of net assets.
     ADR  American Depository Receipt
     CAD  Canadian dollar

  The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Statement of Operations
                                                                          Year
                                                                         Ended
                                                                      12/31/98
==Investment=Income============================================================
  Income
   Dividend                                                       $      3,783
   Interest                                                              1,080
-------------------------------------------------------------------------------
   Total income                                                          4,863
-------------------------------------------------------------------------------
  Expenses
   Investment management                                                 1,582
   Shareholder servicing                                                   775
   Registration                                                            135
   Custody and accounting                                                   99
   Prospectus and shareholder reports                                       73
   Legal and audit                                                          12
   Directors                                                                 7
   Miscellaneous                                                            42
   Reimbursed to manager                                                     2
-------------------------------------------------------------------------------
   Total expenses                                                        2,727
-------------------------------------------------------------------------------
  Net investment income                                                  2,136
-------------------------------------------------------------------------------
==Realized=and=Unrealized=Gain=(Loss)==========================================
  Net realized gain (loss)
   Securities                                                            3,140
   Foreign currency transactions                                             2
-------------------------------------------------------------------------------
   Net realized gain (loss)                                              3,142
  Change in net unrealized gain or loss on securities                   11,007
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                               14,149
-------------------------------------------------------------------------------

  INCREASE (DECREASE) IN NET
===============================================================================
  ASSETS FROM OPERATIONS                                          $     16,285
===============================================================================

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
InThousands
                                                           Year
                                                          Ended
                                                       12/31/98       12/31/97
==Increase=(Decrease)=in=Net=Assets============================================
  Operations
   Net investment income                             $    2,136    $     1,133
   Net realized gain (loss)                               3,142          3,675
   Change in net unrealized gain or loss                 11,007         25,992
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     16,285         30,800
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                 (2,107)        (1,084)
   Net realized gain                                     (4,477)        (3,579)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions             (6,584)        (4,663)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                          171,412        176,221
   Distributions reinvested                               6,364          4,505
   Shares redeemed                                     (140,535)       (59,575)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    37,241        121,151
==Net=Assets===================================================================
  Increase (decrease) during period                      46,942        147,288
  Beginning of period                                   177,335         30,047
  End of period                                      $  224,277    $   177,335
===============================================================================
*Share information
   Shares sold                                           10,282         12,854
   Distributions reinvested                                 406            294
   Shares redeemed                                       (8,752)        (4,407)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding              1,936          8,741

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1996.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $144,345,000 and $96,938,000, respectively, for the year ended December 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income                             $  (87,000)
Undistributed net realized gain                                    176,000
Paid-in-capital                                                    (89,000)

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $185,839,000. Net unrealized gain aggregated $38,184,000 at period-end, of which $41,133,000 related to appreciated investments and $2,949,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $127,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager was required to bear any expenses through December 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Thereafter, through December 31, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $48,000 of previously unaccrued management fees were recognized and $2,000 of other expenses were reimbursed to the manager during the year ended December 31, 1998.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $669,000 for the year ended December 31, 1998, of which $72,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $1,080,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Financial Services Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Financial Services Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examini ng, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financialstatement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodians, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999

================================================================================

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 12/31/98

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

          *    $472,000 from short-term capital gains,

          * $3,950,000 from long-term capital gains, all of which is subject to the 20% rate gains category.

     For corporate shareholders, $2,645,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
shareholder service center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Financial Services Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.         F17-050  12/31/98